UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 1, 2006

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538
(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202
(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.
Item 7.01   Regulation FD Disclosure.

                  An earnings release for the period ended March 31, 2006 and guidance for 2006 was issued by Humana Inc. this morning, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  The information in this Current Report on Form 8-K, and the related Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                  Conversely, Exhibit 99.2 shall be deemed "filed" and may be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits:

Exhibit No.                                          Description

       99.1              Earnings Release & Statistical Pages
       99.2              Stock Option Expensing 123R Statistical Pages

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: __/s/ Arthur P. Hipwell_____________ Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    May 1, 2006

INDEX TO EXHIBITS

Exhibit No.                                                  Description

       99.1              Earnings Release & Statistical Pages
       99.2              Stock Option Expensing 123R Statistical Pages